                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   CUBIST PHARMACEUTICALS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(2)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          CUBIST PHARMACEUTICALS, INC.
                                24 EMILY STREET
                              CAMBRIDGE, MA 02139
                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CUBIST PHARMACEUTICALS, INC.:

    NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Cubist Pharmaceuticals, Inc. will be held at our corporate offices, 125 Sidney Street, Cambridge, MA 02139, on Tuesday, May 16, 2000, at 9:00 A.M., local time, for the following purposes:

    1. To elect three Class I directors to hold office for a three year term and until their successors have been duly elected and qualified;

    2. To consider and vote upon a proposal to ratify the adoption and approval by the Board of Directors of the Fourth Amendment to our Amended and Restated 1993 Stock Option Plan to provide for (i) an increase in the number of shares of common stock that are issuable upon exercise of options granted under the plan from 3,000,000 to 4,000,000 shares; and
       (ii) an increase in the maximum aggregate number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the plan from 3,000,000 to 6,000,000 shares.

    3. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed April 3, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2000 Annual Meeting of Stockholders. Accordingly, only stockholders of record at the close of business on April 3, 2000 will be entitled to notice of, and to vote at, such meeting or any adjournments thereof.

    To ensure your representation at the meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

       (a) Complete, date, sign and return the enclosed proxy card (a postage-prepaid envelope is enclosed for that purpose); or

       (b) Vote via the Internet (see instructions on the enclosed proxy card);
           or

       (c) Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card).

    The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth in the proxy card and must be completed by 6 p.m. on May 15, 2000. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote via the Internet or telephone or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the shareholders is important.

                                          By order of the Board of Directors
                                          JUSTIN P. MORREALE
                                          SECRETARY

April 4, 2000

NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE
      ACCOMPANYING PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

                          CUBIST PHARMACEUTICALS, INC.
                                24 EMILY STREET
                              CAMBRIDGE, MA 02139

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

    This proxy statement is furnished to the holders of the common stock, $.001 par value per share, of Cubist Pharmaceuticals, Inc. in connection with the solicitation of proxies on behalf of our Board of Directors for use at the annual meeting of stockholders to be held on May 16, 2000, or at any adjournment or postponement of the meeting, pursuant to the accompanying Notice of 2000 Annual Meeting of Stockholders. The purposes of the annual meeting and the matters to be acted upon are set forth in the accompanying Notice of 2000 Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the annual meeting.

    This proxy statement and proxies for use at the meeting will be first mailed to stockholders on or about April 4, 2000 and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or telegram by our officers or regular employees. We may enlist the assistance of brokerage houses in soliciting proxies. We shall bear all solicitation expenses, including costs of preparing, assembling and mailing proxy material.

REVOCABILITY AND VOTING OF PROXY

    Registered shareholders can vote their shares via (1) a toll-free telephone call from the U.S. or Canada, or (2) the Internet or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. We have been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

    Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the annual meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposals No. 1 and 2 as set forth in the accompanying Notice of 2000 Annual Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the Meeting.

RECORD DATE AND VOTING RIGHTS

    Only stockholders of record at the close of business on April 3, 2000, are entitled to notice of, and to vote, at the annual meeting or any adjournment or postponement thereof. We had outstanding on April 3, 2000, 23,543,385 shares of common stock, each of which is entitled to one vote upon the matters to be presented at the annual meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock as of March 3, 2000 or other date noted below. As of March 3, 2000, 23,485,940 shares of common stock were outstanding.

                                                            NUMBER OF SHARES
                                                           BENEFICIALLY OWNED             PERCENTAGE
                                                   -----------------------------------    OF SHARES
                                                   OUTSTANDING   RIGHT TO      TOTAL     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                 SHARES       ACQUIRE     NUMBER        OWNED
-------------------------------------------------  -----------   ---------   ---------   ------------
Sofinov Societe Financiere D'Innovation Inc......   1,029,823    1,113,424   2,143,247       8.7%
  1981 Avenue McGill College
  7e etage
  Montreal, Quebec H3A 3C7
Entities Affiliated with Hambrecht & Quist          1,113,005      333,334   1,446,339       6.1%
  Capital Management Incorporated................
  50 Rowes Wharf
  Boston, MA 02110

------------------------

With respect to the foregoing table, you should note that:

- We filed a registration statement with the SEC on March 10, 2000 and a Pre-Effective Amendment No. 1 on April 3, 2000, in connection with a proposed public offering by us. The proposed public offering will be underwritten on a firm-commitment basis. As of the date of this proxy statement, this proposed public offering had not been consummated. None of the shares proposed to be sold are reflected in the foregoing table.

- Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 3, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated above and pursuant to the applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Shares included in the table under "Right to Acquire" represent shares subject to outstanding common stock purchase warrants currently exercisable.

- Sofinov Societe Financiere D'Innovation Inc. is a wholly-owned subsidiary of Caisse De Depot et Placement du Quebec. Because of such relationship, Caisse is the indirect beneficial owner of the shares attributable to Sofinov and may be deemed to beneficially own all of the shares owned by Sofinov. In addition, the shares Sofinov has the right to acquire includes the shares Ms. Trudie Resch has the right to acquire.
  Ms. Resch is a member of the board of directors and holds the position of Director at Sofinov.

- The shares attributable to entities affiliated with Hambrecht & Quist Capital Management Inc. includes shares and warrants held by H&Q Healthcare Investors and shares and warrants held by H&Q Life Sciences Investors. Hambrecht & Quist Capital Management Inc. is the Investment Adviser of H&Q Healthcare Investors and H&Q Life Sciences Investors and therefore has voting and investment power with respect to the shares owned by H&Q Healthcare Investors and H&Q Life Sciences Investors. Hambrecht & Quist Capital Management Inc. may be deemed to beneficially own all of the shares owned by H&Q Healthcare Investors and H&Q Life Sciences Investors although Hambrecht & Quist Capital Management Inc. disclaims beneficial ownership.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

    The Board of Directors is divided into three classes, with one class of directors elected each year at the annual meeting of stockholders for a three year term of office. All directors of a class hold their positions until the annual meeting of stockholders at which their terms of office expire and until their successors have been duly elected and qualified.

    The term of office of the Class I directors will expire at the annual meeting. The Board of Directors has nominated John Zabriskie, Ph.D., Ms. Trudie Resch and David Martin, Ph.D., for reelection as Class I directors to hold office until the annual meeting of stockholders to be held in 2003 and until their respective successors have been duly elected and qualified. In the event any of the nominees shall be unable or unwilling to serve as a director, discretionary authority is reserved to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. Proxies cannot be voted for any persons other than the nominees.

    The affirmative vote of a plurality of the shares of common stock present at the annual meeting, in person or by proxy, is required for the election of the Class I directors. Unless authority to do so is withheld, the persons named in each proxy will vote the shares represented thereby "FOR" the election of the nominees.

INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

    The names of our directors (including the nominees for reelection as Class I directors at the annual meeting), their ages, their position(s) with Cubist, the year in which each first became a director, the expiration of the term of office of each, the class of director of each, the principal occupation and employment of each over at least the last five years, and other directorships, if any, of each are listed below.

                                                                           DIRECTOR     TERM     CLASS OF
NAME                              AGE             POSITION(S) HELD          SINCE     EXPIRES    DIRECTOR
----                            --------   ------------------------------  --------   --------   --------
Scott M. Rocklage, Ph.D.......     45      Chairman of the Board of          1994       2002      III
                                             Directors, Chief Executive
                                             Officer and President
John K. Clarke................     46      Director                          1992       2002      III
Paul R. Schimmel, Ph.D........     59      Director                          1992       2002      III
Barry Bloom, Ph.D.............     71      Director                          1993       2001      II
Walter Maupay.................     61      Director                          1999       2001      II
David W. Martin, Jr., M.D.....     59      Director                          1997       2000       I
Trudie Resch..................     39      Director                          1999       2000       I
John Zabriskie, Ph.D..........     60      Director                          1999       2000       I

    DR. ROCKLAGE was elected Chairman of the Board of Directors in March 2000. Dr. Rocklage has served as our President and Chief Executive Officer and as a member of the board of directors since July 1994. From 1990 to 1994, Dr. Rocklage served as President and Chief Executive Officer of Nycomed
Salutar, Inc., a diagnostic imaging company. From 1992 to 1994, he also served as President and Chief Executive Officer and Chairman of Nycomed
Interventional, Inc., a medical device company. From 1986 to 1990, he served in various positions at Nycomed Salutar, Inc. and was responsible for designing and implementing research and development programs that resulted in three drug products in human clinical trials, including the approved drugs Omniscan and Teslascan. Dr. Rocklage received his B.S. in Chemistry from the University of California, Berkeley and his Ph.D. in Chemistry from the Massachusetts Institute of Technology.

    MR. CLARKE is one of our founders and served as Chairman of the Board of Directors from our incorporation to March 2000. Mr. Clarke has served as one of our directors since our incorporation. From 1992 to 1994, Mr. Clarke served as our acting President and Chief Executive Officer. Since 1982, he has been a general partner of DSV Management in Princeton, New Jersey, the general partner of DSV Partners IV. He is a founder and director of Alkermes, Inc. and a director of Plastic Surgeons of America Inc. Mr. Clarke is the Managing General Partner for Cardinal Health Partners, founded in 1997. Mr. Clarke received his B.A. in Biology and Economics from Harvard College and his M.B.A. from The Wharton School of the University of Pennsylvania.

    DR. SCHIMMEL is one of our scientific founders and has served as one of our directors since our incorporation. From 1967 to 1998, Dr. Schimmel served as a Professor of Biochemistry and Biophysics at the Massachusetts Institute of Technology and as the John D. and Catherine T. MacArthur Professor of Biochemistry and Biophysics at the Massachusetts Institute of Technology from 1992 to 1997. He has been a Professor and member of the Skaggs Institute for Chemical Biology of the Scripps Research Institute since 1997. Dr. Schimmel is an expert in molecular biology, protein translation and aminoacyl-tRNA synthetases. He is a member of the National Academy of Sciences and the American Academy of Arts and Sciences. Dr. Schimmel was a founder and is a director of Repligen Corporation and Alkermes, Inc., each a biotechnology company.
Dr. Schimmel received his A.B. in Pre-Medicine from Ohio Wesleyan University and his Ph.D. in Biochemistry from the Massachusetts Institute of Technology.

    DR. BLOOM has served as a one of our directors since September 1993.
Dr. Bloom has more than 40 years experience in the pharmaceutical industry. From 1952 to 1993, Dr. Bloom served in various positions at Pfizer Inc., including Executive Vice President of Research & Development. He is a director of Vertex Pharmaceuticals, Inc. and Neurogen Corp., biotechnology companies; Microbia, a biotechnology company; Catalytica Pharmaceuticals, Inc., a chemical manufacturer and supplier, and Incyte Pharmaceuticals, Inc., a genomics company. Dr. Bloom received his S.B. in Chemistry and his Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology.

    MR. MAUPAY has served as one of our directors since June 1999. Since 1988, Mr. Maupay has served as President of Calgon Vestal Laboratories, a division of Merck & Co., Inc. until January 1995, when it was sold to Bristol-Myers Squibb. Since June 1995, Mr. Maupay has also served as Group Executive of Calgon Vestal Laboratories after the sale to Bristol-Myers Squibb. From 1984 to 1988
Mr. Maupay served as Vice-President, Healthcare at Calgon Vestal Laboratories. Mr. Maupay is a director of Life Medical Sciences, Inc., a medical device company, Kensey Nash Corporation, a medical device company, Neshaminy Golf
Club, Inc. and Warwick Golf Farm. Mr. Maupay received his Bachelor of Science in Pharmacy from Temple University and his M.B.A. from Lehigh University.

    DR. MARTIN has served as one of our directors since October 1997. Since
July 1997, Dr. Martin has served as President, Chief Executive Officer and a founder of Eos Biotechnology, Inc. Dr. Martin was a Professor of Medicine, Professor of Biochemistry and an Investigator of the Howard Hughes Medical Institute at the University of California San Francisco until 1983 when he became the First Vice President and subsequently Senior Vice President of Research and Development at Genentech, Inc., a position he held until 1990. He was Executive Vice President of DuPont Merck Pharmaceutical Company from 1991 through 1993 and then returned to California in 1994 where he was Senior Vice-President of Chiron Corp., a biotechnology company, and President of Chiron Therapeutics. In May 1995, he assumed the position of President and Chief Executive Officer of Lynx Therapeutics, Inc., a biotechnology company, and served until November 1996. Dr. Martin is also a Director of Varian
Associates, Inc., a medical equipment supplier.

    MS. RESCH has served as one of our directors since June 1999. Since
June 1998, Ms. Resch has served as Director at Sofinov Societe Financiere d'Innovation Inc. From June 1998 to June 1999, she served as Manager at Sofinov. From June 1997 to December 1997, Ms. Resch was a consultant, principally working with Sofinov.

    DR. ZABRISKIE has served as one of our directors since June 1999. Since
July 1997, Dr. Zabriskie has served as Chairman of the Board of NEN Life Science Products, Inc., a laboratory supply company. From July 1997 to December 1999, Dr. Zabriskie also served as President and Chief Executive Officer of NEN Life Science Products, Inc. From November 1995 to January 1997, he was President and Chief Executive Officer of Pharmacia & Upjohn. From 1994 to November 1995, he served as President, Chief Executive Officer and Chairman of UpJohn Co.

    Walter Maupay was elected as a Class II Director to fill the vacancy created by the resignation of Julius Rebek, effective June 1, 1999; Dr. John Zabriskie was elected as a Class I Director to fill the vacancy created by the resignation of Ellen Feeney, effective June 1, 1999; and Ms. Trudie Resch was elected as a Class I Director to fill the vacancy created by the resignation of Terrance McGuire, effective June 1, 1999. John Clarke resigned his position as Chairman of the Board of Directors, effective March 3, 2000, and the Board of Directors appointed Scott Rocklage as successor, effective March 3, 2000.

OWNERSHIP OF EQUITY SECURITIES BY MANAGEMENT

    The table below sets forth information as of March 3, 2000, as reported to us, with respect to the beneficial ownership of the common stock by each director and each named executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 3, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated below and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Shares included below under "Right to Acquire" represent shares subject to outstanding stock options currently exercisable or exercisable within 60 days of March 3, 2000.

                                                              NUMBER OF SHARES
                                                             BENEFICIALLY OWNED            PERCENTAGE
                                                     ----------------------------------    OF SHARES
                                                     OUTSTANDING   RIGHT TO     TOTAL     BENEFICIALLY
NAME                                                   SHARES      ACQUIRE     NUMBER        OWNED
----                                                 -----------   --------   ---------   ------------
Scott M. Rocklage, Ph.D............................    208,908     220,991      429,899       1.8%
Francis P. Tally, M.D..............................    102,857      44,296      147,153      *
Alan D. Watson, Ph.D, M.B.A........................     52,000      15,937       67,937      *
Thomas A. Shea, M.B.A..............................      7,142      38,424       45,566      *
Michael F. DeBruin, M.D............................                  9,375        9,375      *
Dennis D. Keith, Ph.D..............................     22,116      64,999       87,115      *
Frederick B. Oleson, Jr., D.Sc.....................                 60,312       60,312      *
George H. Shimer, Jr., Ph.D........................                  4,687        4,687      *
Thomas J. Slater...................................                 17,500       17,500      *
John K. Clarke.....................................                  9,130        9,130      *
Paul R. Schimmel, Ph.D.............................    295,713      26,272      321,985      *
Barry Bloom, Ph.D..................................      7,142      16,272       23,414      *
David W. Martin, Jr., M.D..........................                  5,856        5,856      *
Trudie Resch.......................................                  2,312        2,312      *
Walter Maupay......................................      6,000       2,312        8,312      *
John Zabriskie.....................................      4,000       2,312        6,312      *
All directors and executive officers as a group
  (16 persons).....................................    705,878     540,987    1,246,865       5.2%

------------------------

*   Less than 1% of the issued and outstanding shares of Common Stock.

- We filed a registration statement with the SEC on March 10, 2000 and a Pre-Effective Amendment No. 1 on April 3, 2000, in connection with a proposed public offering by us. The proposed public offering will be underwritten on a firm-commitment basis. As of the date of this proxy statement, this proposed public offering had not been consummated. None of the shares proposed to be sold are reflected in the foregoing table.

- A portion of the shares attributable to Dr. Schimmel are held by the Paul R. Schimmel Profit-Sharing Plan.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

    The Board of Directors has an Audit Committee, which met one time during the 1999 fiscal year. The functions of the Audit Committee include (1) making recommendations to the Board of Directors with respect to the engagement of the independent auditors; (2) reviewing the audit plans developed by the independent auditors for the annual audit of our books and records and the results of such audit; (3) reviewing the annual financial statements; (4) reviewing the professional services provided by the independent auditors and the auditors' independence; and (5) reviewing the adequacy of our system of internal controls and the responses to management letters issued by the independent auditors. The Board of Directors have not, as of the date of this proxy statement, adopted a written charter for the audit committee. The members of the Audit Committee during the 1999 fiscal year were Dr. Barry Bloom, Dr. John Zabriskie,
Ms. Trudie Resch and Mr. Terrance McGuire. Terrance McGuire resigned his position as Director, effective February 5, 1999. Dr. John Zabriskie and
Ms. Trudie Resch became members of the Audit Committee as of June 1, 1999.

    The Board of Directors has a Compensation Committee, which met two times during the 1999 fiscal year. The Compensation Committee's principal functions are to review and approve salary plans and bonus awards, as well as other forms of compensation, and to administer our 1993 Amended and Restated Stock Option Plan, pursuant to the terms of such plan. The members of the Compensation Committee during the 1999 fiscal year were Mr. John K. Clarke, Mr. George Conrades and Mr. Walter Maupay. Mr. Walter Maupay became a member of the compensation Committee as of June 1, 1999. Mr. George Conrades resigned his position as a director, effective as of December 20, 1999. The Board of Directors has not appointed a new member to the Compensation Committee to fill the vacancy created by his resignation.

    During the 1999 fiscal year, the Board of Directors held four meetings. Each director attended more than seventy-five percent (75%) of the Board meetings, and the meetings of Board committees on which he or she served, except
Mr. Conrades and Dr. Zabriskie who attended fifty percent (50%) of the Board meetings.

COMPENSATION OF DIRECTORS

    Dr. Rocklage is Chairman of the Board of Directors and one of our full-time officers; he receives no additional compensation for serving on the Board of Directors or its committees. No other director is a full-time officer. We paid $1,000 to Dr. Bloom, Dr. Martin, Mr. Maupay, Mr. Conrades and Dr. Zabriskie, each for each meeting of the Board of Directors they attended. No other director received cash compensation during the 1999 fiscal year for his or her service on the Board of Directors or any committee thereof. In 2000, Dr. Bloom, Dr. Martin, Mr. Maupay and Dr. Zabriskie will receive a fee of $1,000 for each Board meeting attended and will be reimbursed for expenses incurred in connection with their attendance. No other director will receive cash compensation during the 2000 fiscal year for his or her service on the Board of Directors or any committee thereof.

    Pursuant to our stock option plan, upon first joining the Board of Directors, each director who is not one of our officers or employees is granted automatically a stock option exercisable for 15,000 shares of common stock at fair market value, and each time that he or she is serving as a director on the business day immediately following an annual meeting of stockholders, such director is automatically granted on such business day a stock option exercisable for 2,000 shares of common stock at fair market value.

    Pursuant to a consulting agreement, Dr. Schimmel received $48,000, for consulting services during 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The table below sets forth certain compensation information for the fiscal years ended December 31, 1999, 1998 and 1997 with respect to our Chief Executive Officer and those other executive officers whose 1999 total annual compensation exceeded $100,000.

                                                                                      LONG-TERM
                                                                                 COMPENSATION AWARDS
                                                                             ----------------------------
                                                    ANNUAL COMPENSATION        RESTRICTED      SECURITIES    ALL OTHER
               NAME AND                          -------------------------        STOCK        UNDERLYING   COMPENSATION
          PRINCIPAL POSITION            YEAR     SALARY($)(1)     BONUS($)      AWARDS($)      OPTIONS(#)      ($)(2)
  ----------------------------------  --------   ------------     --------   ---------------   ----------   ------------
  Scott M. Rocklage, Ph.D. (3)......    1999       $284,100       $185,000   $           --      85,000        $ 8,858
  Chairman of the Board of              1998       $258,923       $ 63,500   $           --     175,000        $ 8,076
  Directors, Chief Executive Officer    1997       $225,000       $ 90,000   $           --      35,000        $27,154
  and President

  Francis P. Tally, MD..............    1999       $233,263       $ 34,040   $           --      41,500        $16,067
  Executive Vice President;             1998       $220,000       $ 40,000   $           --      65,398        $ 9,258
  Scientific Affairs                    1997       $220,000       $ 11,000   $           --          --        $ 9,308

  Thomas A. Shea, M.B.A. ...........    1999       $134,221       $     --   $           --      25,500        $ 5,763
  Vice President Finance & Admin.       1998       $111,807       $     --   $           --      44,500        $  1000
  Chief Financial Officer, Treasurer    1997       $ 89,587       $     --   $           --          --        $  1050

  Dennis D. Keith, Ph.D. ...........    1999       $167,723       $ 15,000   $           --      15,000        $ 7,901
  Vice President; Drug Discovery        1998       $160,000       $     --   $           --      35,000        $ 1,000
                                        1997       $ 27,692(4)    $     --   $           --      75,000        $   110

  Frederick B. Oleson, Jr.,             1999       $150,096       $ 28,400   $           --      40,000        $ 7,002
    D.Sc. ..........................    1998       $140,000       $     --   $           --      35,000        $   500
  Vice President; Drug Development      1997       $ 17,231(5)    $     --   $           --      55,000        $    83

------------------------

(1) Salary includes amounts deferred pursuant to the Company's 401(k) Plan.

(2) All other compensation includes (i) the forgiveness of principal and accrued interest owed by Dr. Rocklage in 1997 and 1996, (ii) long-term disability insurance premiums paid by Cubist and (iii) Cubist's matching contributions under the Company's 401(k) Plan.

(3) Dr. Rocklage was appointed Chairman of the Board of Directors on March 3, 2000.

(4) Reflects compensation from October 20, 1997 to December 31, 1997. Dr. Keith's employment commenced on October 20, 1997.

(5) Reflects compensation from November 6, 1997 to December 31, 1997. Dr. Oleson's employment commenced on November 6, 1997.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding grants of stock options under the Amended and Restated 1993 Stock Option Plan to the named executive officers during the fiscal year ended December 31, 1999.

                                            NUMBER OF      PERCENT
                                           SECURITIES      OF TOTAL
                                           UNDERLYING      OPTIONS
                                             OPTIONS      GRANTED TO    EXERCISE                GRANT DATE
                                             GRANTED     EMPLOYEES IN   OR BASE    EXPIRATION    PRESENT
NAME                                       (SHARES)(1)   FISCAL 1999     PRICE        DATE       VALUE(2)
----                                       -----------   ------------   --------   ----------   ----------
Scott M. Rocklage, Ph.D. ................    60,000          6.9%        $3.813     01/01/09     $167,934
                                             25,000          2.9%        $4.375     01/01/09     $ 69,973
Thomas A. Shea, M.B.A. ..................    25,500          2.9%        $3.813     01/01/09     $ 71,316
Francis P. Tally, M.D. ..................    41,500          4.7%        $3.813     01/01/09     $116,154
Dennis D. Keith, Ph.D. ..................    15,000          1.7%        $3.813     01/01/09     $ 41,984
Frederick B. Oleson, D.Sc. ..............    40,000          4.6%        $3.813     01/01/09     $111,868

------------------------

(1) Each option is exercisable in 16 equal quarterly installments, and has a maximum term of 10 years from the date of grant, subject to earlier termination in the event of the optionee's cessation of service with Cubist. The options are exercisable during the holder's lifetime only by the holder and they are exercisable by the holder only while the holder is an employee of Cubist and for certain limited periods of time thereafter in the event of termination of employment.

(2) Based on the Black-Scholes pricing model suggested by the Securities and Exchange Commission. The estimated values under that model are based on arbitrary assumptions as to variables such as stock price volatility, projected future dividend yield and interest rates, discounted for lack of marketability and potential forfeiture due to vesting schedule. The estimated values above use the following significant assumptions: volatility--74%; dividend yield--0%; the average life of the options--
    7.2 years; risk-free interest rate--yield to maturity of 10-year treasury note at grant date--4.67%. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated using a modified Black-Scholes model.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth information with respect to the stock options exercised during the fiscal year ended December 31, 1999, and the unexercised stock options held at the end of such fiscal year by the named executive officers.

                                                                       NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                                          OPTIONS HELD AT              THE-MONEY OPTIONS
                                                                         DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                                 SHARES ACQUIRED                    ---------------------------   ---------------------------
NAME                               ON EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             ---------------   --------------   -----------   -------------   -----------   -------------
Scott M. Rocklage, Ph.D........      14,285           $107,387        169,937        221,101      $2,760,153     $3,486,563
Thomas A. Shea, M.B.A..........          --           $     --         41,355         52,460      $  683,915     $  821,777
Francis Tally, M.D.............          --           $     --         29,356         77,787      $  447,931     $1,217,655
Dennis D. Keith, Ph.D..........          --           $     --         49,062         75,938      $  650,169     $1,089,676
Frederick B. Oleson, D.Sc......          --           $     --         43,750         86,250      $  648,163     $1,328,858

------------------------------

(1) Based on the difference between the exercise price of each option and the last reported sales price of the Company's Common Stock on the NASDAQ-NMS on December 31, 1999 of $19.25.

EXECUTIVE EMPLOYMENT AGREEMENTS

    Dr. Rocklage, our Chairman of the Board, Chief Executive Officer and President is employed pursuant to an employment agreement with Cubist, dated June 20, 1994. Under the terms of that agreement, Dr. Rocklage's annual base salary was set at $175,000 subject to annual review and increase by the Board of Directors, and he is entitled to a performance bonus upon our achievement of certain milestones for each fiscal year that have been mutually agreed upon by Dr. Rocklage and the Board of Directors prior to the commencement of that particular fiscal year. Dr. Rocklage received a base salary in 1999 of $285,000 and a performance bonus of $115,000. We can terminate Dr. Rocklage's employment at any time by giving written notice of termination and may be terminated by Dr. Rocklage at any time upon thirty days' written notice of termination. Upon any termination of Dr. Rocklage's employment by us without cause, Dr. Rocklage is entitled to severance pay in an amount equal to six months of his then current annual base salary.

    None of our other executive officers has entered into an employment agreement with Cubist.

                         COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE OFFICER COMPENSATION

COMPENSATION PHILOSOPHY AND OBJECTIVES

    Our compensation philosophy for executive officer compensation is to reflect the value created and protected for shareholders, while furthering our short and long-term strategic goals and values by aligning compensation with business objectives and individual performance. Short and long-term compensation should motivate and reward high levels of performance and are geared to attract and retain qualified executive officers. Accordingly, our executive officer compensation consists of three primary components intended to further our overall compensation philosophy to achieve our compensation objectives. The components include: base salary, annual bonuses and grants of stock options.

    In evaluating our executive officer's performance, we generally follow the process outlined below:

    - Prior to or shortly after the beginning of each fiscal year, we set goals and objectives, which are reviewed with, and ultimately approved by, the full Board of Directors. Dr. Rocklage reports to the Board on Cubist's progress toward the achievement of these goals and objectives throughout the year at Board meetings and at other times as necessary.

    - Twice a year, generally in July and December, the Compensation Committee meets with Dr. Rocklage. The July meeting is to address Dr. Rocklage's personal goals and objectives along with Cubist's goals and objectives and approves a first half bonus payment accordingly. The December meeting is a comprehensive review of goals and objectives achieved during the year along with a review of Dr. Rocklage's full compensation package against compensation packages of Chief Executive Officers in similar companies. Dr. Rocklage's compensation is then set accordingly for the next fiscal year.

    - In December of each year, Dr. Rocklage evaluates the performance of the remainder of Cubist's executive officers against their goals and objectives set the prior year and recommends an annual base salary, stock option grant and bonus to the Compensation Committee commensurate with performance.

COMPENSATION FOR FISCAL 1999

CHIEF EXECUTIVE OFFICER COMPENSATION

    In December 1999, the Compensation Committee set Dr. Rocklage's annual base salary at $325,000 effective on January 1, 2000. This increase represented a $39,000 increase or 13.6% over the prior years base salary. The Compensation Committee performed a comprehensive review of the compensation paid to chief executive officers in other companies and has concluded this increase positions Dr. Rocklage fairly within the range of base salaries paid to other chief executive officers of comparable companies.

    In July 1999, the Compensation Committee determined that Dr. Rocklage achieved the majority of milestone objectives for the first six months of 1999 and awarded Dr. Rocklage a bonus in the amount of $50,000 in July and an additional $25,000 in September. In December 1999, the Compensation Committee awarded Dr. Rocklage $40,000 in bonus funds and set an additional $162,500 as the potential bonus amount payable upon achievement of goals for 2000.

    In December 1999, the Compensation Committee authorized a company-wide distribution of stock options to employees based on performance. Dr. Rocklage's stock options awarded relating to this distribution amounted to 70,000 common shares.

REPORT ON EXECUTIVE COMPENSATION

    In December 1999, Dr. Rocklage recommended and the Compensation Committee accepted base salary increases for the executive staff ranging from 0% to 7%. The increases were determined after reviewing performance against goals and objectives set for the year and also against salaries of similar positions in comparable companies.

    The Compensation Committee also authorized bonuses in the amount of $117,365 for Cubist's seven executive officers, excluding Dr. Rocklage.

    In December 1999, the Compensation Committee authorized a company-wide distribution of stock options to employees based on performance. The executive officer's stock options awards relating to this distribution amounted to 150,000 common shares, excluding Dr. Rocklage.

CONCLUSION

    The Compensation Committee believes that the total 2000-related compensation of the Chief Executive Officer and each of the executive officers, as described above, is fair and is within the range of compensation for executive officers in similar positions at comparable companies.

                                          COMPENSATION COMMITTEE
                                          John Clarke
                                          Walter Maupay

                          CORPORATE PERFORMANCE GRAPH

    The following graph compares the performance of our common stock to the Nasdaq Stock Market (U.S. Companies) Index and to the Nasdaq Pharmaceutical Index since October 25, 1996. The comparison assumes $100 was invested on October 25, 1996 in Cubist's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                          CORPORATE PERFORMANCE GRAPH

                                                    CUBIST(1)    NAS(2)     NAP(3)
                                                    ---------   --------   --------
10/25/96..........................................    $100        $100       $100
  12/96...........................................    $ 95        $106       $100
  12/97...........................................    $ 90        $130       $103
  12/98...........................................    $ 59        $183       $132
  12/99...........................................    $298        $338       $246

(1) CUBIST PHARMACEUTICALS, INC.

(2) NASDAQ STOCK MARKET (U.S.)

(3) NASDAQ PHARMACEUTICAL

                              CERTAIN TRANSACTIONS

    On September 25, 1999, in consideration for the performance of services by Alan Watson, our Senior Vice President, Corporate Development, we issued to
Mr. Watson 50,000 restricted shares of common stock, at a purchase price of $10.125 per share, the fair market value of the common stock as determined by the board of directors. Mr. Watson purchased the shares by executing a promissory note in the amount of $506,250 with a 4% annual interest rate. This note is secured by the 50,000 shares of common stock. The principal and interest on the promissory note will be forgiven in three equal installments on September 25, 2000, September 25, 2001, and September 25, 2002.

    We have adopted a policy, that all transactions between Cubist and its officers, directors and affiliates must (i) be approved by a majority of those members of our Board of Directors that are not parties, directly or indirectly through affiliates, to such transactions and (ii) be on terms no less favorable to Cubist than could be obtained from unrelated third parties.

    For a description of certain transactions and certain employment and other arrangements between Cubist and certain of its directors and executive officers, see "Compensation of Directors" and "Executive Employment Agreements."

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Cubist's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to report in this proxy statement any failure to file by these dates during 1999. To our knowledge, all of these filing requirements were satisfied by its directors, officers and ten percent holders. In making these statements, the Company has relied upon the written representations of its directors, officers and its ten percent holders and copies of the reports that they have filed with the Commission.

                                 PROPOSAL NO. 2
                    RATIFICATION OF ADOPTION AND APPROVAL OF
                       AMENDMENT TO AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

    On March 3, 2000 our Board of Directors, subject to stockholder approval, adopted and approved an amendment to our Amended and Restated 1993 Stock Option Plan for the purpose of (i) increasing the number of shares of common stock issuable upon exercise of options granted under our plan from 3,000,000 to 4,000,000; and (ii) increasing the maximum aggregate number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under our plan from 3,000,000 to 6,000,000.

    The Board of Directors believes that an increase in the number of shares available for issuance under the plan will enable us to continue our general practice of making annual grants of stock options to key employees, officers and directors, thereby encouraging stock ownership by our key employees, officers and directors and our subsidiaries and providing additional incentives for them to promote the success of our business.

    The discussion below provides a summary description of certain provisions of our plan, as amended, and a brief and general description of the Federal income tax rules applicable to incentive stock options and nonqualified stock options granted under our plan.

    Our plan provides for grants of incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonstatutory stock options that do not qualify for such treatment. All of our employees are eligible for stock options under our plan in amounts and at prices determined by the Compensation Committee, provided that, in the case of incentive stock options, the price will not be less than 100% of the fair market value of the common stock on the date of grant, or not less than 110% of the fair market value of the stock on the grant date if the optionee owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock.

    Each director who is not one of our officers or employees and who is first elected to the Board of Directors during the term of the plan will receive, on the director's election date, an option to purchase 15,000 shares of common stock. In addition, each time that a non-employee director is serving as a director on the business day immediately following an annual meeting of stockholders, he or she will be automatically granted on such business day a stock option exercisable for 2,000 shares of common stock at fair market value, which will become exercisable in four installments on the last day of each fiscal quarter if the optionee remains a director on that date.

    The plan is administered by the Compensation Committee or the entire Board of Directors. The entire Board or the Compensation Committee selects participants (other than for automatic grants to non-employee directors as set forth in the plan) and, in a manner consistent with the terms of the plan, determines the number and duration of the options to be granted and the terms and conditions of the option agreements. The entire Board of Directors or the Compensation Committee has the right to alter, amend or revoke the plan.

    The plan provides that each outstanding option will immediately become fully exercisable upon a "Change in Corporate Control" of Cubist, as defined in our plan. A "Change in Corporate Control" includes the acquisition by any third party (as hereinafter defined), directly or indirectly, of more than 80% of the common stock outstanding at the time, without the prior approval of our Board of Directors. With respect to options granted after January 1, 1999, the Committee administering the plan has the discretion to exclude any event from being deemed a "Change in Corporate Control". A "third party" for purposes of the foregoing means any person other than Cubist or a subsidiary or employee benefit plan or trust maintained by Cubist or any of its subsidiaries together with any of such person's "affiliates" and "associates" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

    The plan states that the maximum number of shares reserved for issuance under the plan will increase, effective as of January 1, 1998 and each January 1 thereafter during the term of the plan, by an additional number of shares of common stock equal to fifteen percent (15%) of the excess, if any, of
(i) the total number of shares of common stock and common stock equivalents issued and outstanding as of the close of business on December 31 of the preceding year over (ii) the total number of shares of common stock and common stock equivalents issued and outstanding as of the close of business on December 31 of the year prior to such preceding year. The maximum number of shares that may be subject to incentive stock options granted under the plan is currently 3,000,000 shares, and the maximum number of shares that may be subject to stock options granted to any person (including non-employee directors) under the plan in a given year is 500,000 shares.

    Pursuant to the plan provision described above, on January 1, 1999 the number of shares of common stock of the Company reserved for issuance under the plan increased from 2,155,427 to 3,000,000. Upon approval of this proposal, therefore, the number of shares of common stock reserved for issuance under the plan will be 4,000,000 and the maximum number of shares that may be subject to incentive stock options granted under the plan will be 6,000,000.

    Incentive stock options granted under the plan are not transferable except by will or the laws of descent and distribution and may be exercised during the life of the optionee only by the optionee. Nonstatutory stock options granted under the plan are not transferable except by will of the laws of descent and distribution and except that nonstatutory stock options may be transferred if and to the extent authorized by the Compensation Committee.

    The following table sets forth information as of April 3, 2000 with respect to stock options which have been received since the plan was adopted by
(i) each of our Chief Executive Officer and our other executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, (iii) all current directors, (iv) all current directors, other than those who are executive officers, as a group, and (v) all employees and consultants, excluding executive officers and directors, as a group since the plan was adopted.

                         OPTION GRANTS UNDER 1993 PLAN

NAME                                                          OPTIONS (SHARES)
----                                                          ----------------
Scott M. Rocklage, Ph.D.....................................        675,322
Francis P. Tally, M.D.......................................        225,000
Alan D. Watson, Ph.D., M.B.A................................        130,000
Thomas A. Shea, M.B.A.......................................        120,957
Michael F. DeBruin, M.D.....................................        100,000
Dennis D. Keith, Ph.D.......................................        130,000
Frederick B. Oleson, Jr., D.Sc..............................        135,000
George H. Shimer, Jr., Ph.D.................................         75,000

NAME                                                          OPTIONS (SHARES)
----                                                          ----------------
Thomas J. Slater............................................        100,000
John K. Clarke..............................................         17,100
Paul R. Schimmel, Ph.D......................................         17,100
Barry Bloom, Ph.D...........................................         31,384
David W. Martin, Jr., M.D...................................         16,400
Trudie Resch................................................         15,000
Walter Maupay...............................................         15,000
John Zabriskie, Ph.D........................................         15,000
All executive officers as a group...........................      1,691,279
All directors, as a group...................................        802,306
All directors, excluding executive officers, as a group.....        126,984
All employees and consultants, excluding executive officers
  and directors, as a group.................................      1,142,126

    The affirmative vote of the holders of a majority of the shares of common stock voted on the issue at the annual meeting, in person or by proxy, is required to ratify the adoption and approval by the Board of Directors of the amendment to the Amended and Restated 1993 Stock Option Plan. If the proposal to ratify the amendment to the plan is not approved at the annual meeting, the plan, as previously adopted by the Board of Directors and ratified by the shareholders, will remain in full force and effect.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF CUBIST AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. Unless authority to do so is withheld, the persons named in each proxy will vote the shares represented thereby "FOR" the ratification of the adoption and approval by the Board of Directors of the amendment to the plan.

                             STOCKHOLDER PROPOSALS

    All stockholder proposals that are intended to be presented at the 2001 Annual Meeting of Stockholders of Cubist must be received by Cubist not later than December 31, 2000, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the annual meeting.

                                 OTHER BUSINESS

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

    The Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

    The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope, or vote by telephone or on the Internet by following the instructions on the enclosed proxy card.

                                  [Back Cover]

                          [Code for Boston EquiServe]

                                    1596PS00

                                                                        APPENDIX

                          CUBIST PHARMACEUTICALS, INC.
                  AMENDED AND RESTATED 1993 STOCK OPTION PLAN

    This Amended and Restated 1993 Stock Option Plan hereby further amends and restates the Company's current Amended and Restated 1993 Stock Option Plan, as heretofore amended, to read in its entirety as follows:

    1. DEFINITIONS. As used in this Amended and Restated 1993 Stock Option Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

    1.1. AWARDED GRANT DATE means the date as of which an Awarded Option is granted, as determined under Section 7.1.

    1.2.  AWARDED OPTION means Options granted pursuant to Section 7 hereof.

    1.3.  BOARD means the Company's Board of Directors.

    1.4 CHANGE IN CORPORATE CONTROL means (1) the time of approval by the shareholders of the Company of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger in which the holders of Stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as before the merger, (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or
(C) adoption of any plan or proposal for the liquidation or dissolution of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board of Directors of the Company.

    1.5.  CODE means the federal Internal Revenue Code of 1986, as amended.

    1.6. COMMITTEE means a committee comprised of two or more Outside Directors, appointed by the Board of Directors, responsible for the administration of the Plan, as provided in Section 5; provided, that the Board of Directors itself may at any time, in its sole discretion, exercise any or all functions and authority of the Committee.

    1.7.  COMPANY means Cubist Pharmaceuticals, Inc., a Delaware corporation.

    1.8.  EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

    1.9. ELIGIBLE DIRECTOR means a director of one or more of the Company and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

    1.10. FAIR MARKET VALUE means on any date (i) if the Stock is traded on a stock exchange or on the Nasdaq National Market, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and

(ii) if the Stock is not traded on a stock exchange or on the Nasdaq National Market, the value of a Share on such date as determined by the Committee.

    1.11.  FORMULA GRANT means the grant of a Formula Option.

    1.12. FORMULA GRANT DATE shall have the meaning specified in Section 8.1 hereof.

    1.13.  FORMULA OPTIONS means Options granted pursuant to Section 8 hereof.

    1.14 HOLDER means, with respect to any Option, (i) the Optionee to whom such Option shall have been granted under the Plan, or (ii) any transferee of such Option to whom such Option shall have been transferred in accordance with the provisions of Section 14.

    1.15. INCENTIVE OPTION means an Awarded Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

    1.16.  NONSTATUTORY OPTION means any Option that is not an Incentive Option.

    1.17. OPTION means an Awarded Option or Formula Option granted under the Plan to purchase Shares.

    1.18. OPTION AGREEMENT means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

    1.19. OPTION PRICE means the price paid by an Optionee for a Share upon exercise of an Option.

    1.20.  OPTIONEE means a person eligible to receive an Option, as provided in
Section 6, to whom an Option shall have been granted under the Plan.

    1.21. OUTSIDE DIRECTOR shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

    1.22. PLAN means this Amended and Restated 1993 Stock Option Plan of the Company, as amended from time to time.

    1.23. RETIREMENT means, with respect to any Optionee that is an employee or director of the Company, the voluntary retirement of such Optionee as an employee and/or director, as the case may be, of the Company at any time after age 65 or such earlier age as the Committee shall determine.

    1.24.  SECURITIES ACT means the Securities Act of 1933, as amended.

    1.25.  SHARES means shares of Stock.

    1.26.  STOCK means common stock, $.001 par value per share, of the Company.

    1.27. SUBSIDIARY means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

    1.28. TEN PERCENT OWNER means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or Subsidiaries). Whether a person is a Ten Percent Owner shall be determined with respect to each Incentive Option based on the facts existing immediately prior to the applicable grant date thereof.

    1.29. VESTING YEAR for any portion of any Incentive Option means the calendar year in which that portion of the Incentive Option first becomes exercisable.

    2. PURPOSE. This Plan is intended to encourage ownership of Stock by officers, employees and directors of and consultants to the Company and its Subsidiaries and to provide additional incentives for them to promote the success of the Company's business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

    3. TERM OF THE PLAN. Options may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 21 and ending on May 6, 2003.

    4. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 15 of the Plan, at no time shall the number of Shares then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of Shares then issuable upon exercise of outstanding Options granted under the Plan exceed 1,500,000 Shares, which aggregate number of Shares, automatically and without further action, shall increase, on January 1, 1998, and each January 1 thereafter during the term of the Plan, by an additional number of Shares equal to fifteen percent (15%) of the difference between (i) the total number of Shares and Stock equivalents (other than Options) issued and outstanding as of the close of business on December 31 of the immediately preceding year and (ii) the total number of Shares and Stock equivalents (other than Options) issued and outstanding as of the close of business on December 31 of the year prior to such immediately preceding year. Notwithstanding the foregoing, no more than an aggregate of 3,000,000 Shares (subject to adjustment pursuant to the provisions of Section 15 hereof) may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan. Shares to be issued upon the exercise of Options granted under the Plan may be either authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires or terminates for any reason without having been exercised in full, the Shares not purchased thereunder shall again be available for Options thereafter to be granted.

    5. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making the following determinations with respect to each Awarded Option to be granted by the Company: (a) the officer, employee or consultant to receive such Awarded Option; (b) whether the Awarded Option (if granted to an employee) will be an Incentive Option or Nonstatutory Option; (c) the time of granting the Awarded Option; (d) the number of Shares subject to the Awarded Option; (e) the Option Price; (f) the option period; (g) the exercise date or dates or, if the Awarded Option is immediately exercisable in full on its grant date, the vesting schedule, if any, applicable to the Shares issuable upon the exercise of the Awarded Option; (h) the effect of termination of employment, consulting or association with the Company on the subsequent exercisability of the Awarded Option; and (i) if the Awarded Option is a Nonstatutory Option, whether such Nonstatutory Option may be transferred by the Holder to a third party. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine whether any Formula Option may be transferred by the Holder to a third party. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees and consultants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Section 5 shall be conclusive.

    6. ELIGIBILITY. An Awarded Option may be granted only to an employee or officer of or consultant to one or more of the Company and its Subsidiaries, PROVIDED that Incentive Options may be granted only to an employee (including an officer that is an employee) of the Company or one or more of its Subsidiaries. Each Eligible Director shall receive Formula Options pursuant to Section 8 hereof. Eligible Directors may not be granted Awarded Options in their capacities as directors of the Company, but those Eligible Directors that are also consultants to the Company may be granted Awarded Options in their capacities as consultants. Subject to adjustment pursuant to Section 15 hereof, no person in any year may be granted Options with respect to more than 500,000 Shares.

    7.  AWARDED OPTIONS.

    7.1. TIME OF GRANTING AWARDED OPTIONS. The granting of an Awarded Option shall take place at the time specified by the Committee. Only if expressly so provided by the Committee, shall the Awarded Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

    7.2. OPTION PRICE. The Option Price under each Awarded Option shall be determined by the Committee but, in the case of any Incentive Option, shall be not less than 100% of the Fair Market Value of Stock on the Awarded Grant Date, or not less than 110% of the Fair Market Value of Stock on the Awarded Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall not be so limited solely by reason of this
Section 7.2.

    7.3. AWARDED OPTION PERIOD. No Incentive Option may be exercised later than the tenth (10th) anniversary of the Awarded Grant Date but in any case not later than the fifth (5th) anniversary of the Awarded Grant Date if the Optionee is a Ten Percent Owner. The option period under each Nonstatutory Option shall not be so limited solely by reason of this Section 7.3.

    7.4. VESTING. An Awarded Option may become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Awarded Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Awarded Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Awarded Option to fail to comply with the provisions of Section 422 of the Code.

    7.5. LIMIT ON INCENTIVE OPTION CHARACTERIZATION. No Incentive Option shall be considered an Incentive Option to the extent pursuant to its terms it would permit the Optionee to purchase for the first time in any Vesting Year under that Incentive Option more than the number of Shares calculated by dividing the current limit by the Option Price. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value (determined as of the respective Awarded Grant Dates) of the number of Shares available for purchase for the first time in the Vesting Year under each other Incentive Option granted to the Optionee under the Plan and each other incentive stock option granted to the Optionee after December 31, 1986 under any other incentive stock option plan of the Company (and any parent corporation and Subsidiaries). Any Shares subject to an Incentive Option in excess of the foregoing limitation shall be treated as if granted under a Nonstatutory Option with otherwise identical terms.

    8.  FORMULA OPTIONS.

    8.1. DIRECTORS ELECTED FOR FIRST TIME. Subject to the Plan's effectiveness as set forth in Section 21, each Eligible Director who is elected to the Board, and was never before a member of the Board, and who is elected to the Board during the term of the Plan (whether elected at an annual or special stockholders' meeting or by action of the Board or written consent of stockholders without a meeting), shall be granted, on the date of such meeting or other appointment (as used in or with reference to this Section 8.1, a "FORMULA GRANT DATE"), a Nonstatutory Option to purchase 7,000 Shares. Grants of Formula Options under this Section 8.1 occur automatically without any action being required of the Optionee, the Committee, the Board of Directors, the Company or any other person, entity or body.

    8.2. ANNUAL FORMULA GRANTS. Subject to the Plan's effectiveness as set forth in Section 21, on the date of each annual meeting of stockholders of the Company commencing with the 1997 Annual Meeting of Stockholders of the Company, each Eligible Director who continues to be a director of the Company on the business day immediately following such annual meeting of stockholders shall be granted a Nonstatutory Option on such business day (also referred to as a "Formula Grant Date"), to purchase 700 Shares. Grants of Formula Options under this Section 8.2 occur automatically without any action being required of the Optionee, the Committee, the Board of Directors, the Company or any other person, entity or body.

    8.3. CERTAIN TERMS OF FORMULA OPTIONS. Each Formula Option granted to an Optionee under this Section 8 shall have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Formula Grant Date. No Formula Option granted pursuant to this Section 8 is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The Formula Grants shall be evidenced by Option Agreements containing provisions that are in all respects consistent with this Section 8. All of such Option Agreements shall contain identical terms and conditions, except as otherwise required or permitted by this Section 8.

    8.4. OPTION PERIOD. The option period for any Formula Option granted pursuant to this Section 8 shall be ten years from the date of grant.

    8.5. EXERCISABILITY. Each Formula Option granted to an Eligible Director pursuant to Section 8.1 hereof (a "Section 8.1 Formula Option") shall become exercisable in twelve (12) equal installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Formula Grant Date applicable to such Section 8.1 Formula Option and an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter; PROVIDED, HOWEVER, that if the Optionee with respect to such Section 8.1 Formula Option shall cease to be a director of the Company and each of its Subsidiaries, then, notwithstanding anything in this Section 8.5 to the contrary and subject to Sections 8.6 and 13 hereof, such Section 8.1 Formula Option shall thereafter be exercisable only with respect to those of such installments for which such
Section 8.1 Formula Option is exercisable, pursuant to this Section 8.5, at the time of such cessation. Each Formula Option granted to an Eligible Director pursuant to Section 8.2 hereof (a "Section 8.2 Formula Option") shall become exercisable in four (4) equal installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Formula Grant Date applicable to such Section 8.2 Formula Option and an additional installment becoming exercisable on the last day of each of the three successive fiscal quarters following such first fiscal quarter; PROVIDED, HOWEVER, that if the Optionee with respect to such Section 8.2 Formula Option shall cease to be a director of the Company and each of its Subsidiaries, then, notwithstanding anything in this Section 8.5 to the contrary and subject to Sections 8.6 and 13 hereof, such Section 8.2 Formula Option shall thereafter be exercisable only with respect to those of such installments for which such Section 8.2 Formula Option is exercisable, pursuant to this Section 8.5, at the time of such cessation.

    8.6. CERTAIN MODIFICATIONS OF FORMULA OPTIONS. Notwithstanding anything in this Section 8 or any applicable Option Agreement to the contrary, the Board or any committee of two or more Outside Directors that are disinterested in the matter may (i) accelerate the exercisability of any Formula Option in whole or in part at any time or (ii) determine and alter at any time the effect that the termination of any Optionee's position as a director of the Company shall have on the exercisability of any Formula Option held by a Holder.

    9.  EXERCISE OF OPTION.

           (a) An Option may be exercised only by giving written notice, in the manner provided in Section 20 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraph (b) of this Section 9) by full payment for such Shares in the form of a check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Subject to the provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Option Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable. If such Shares are not at that time effectively registered under the Securities Act, the Holder shall include with such notice a letter, in form and substance satisfactory to the Company, confirming that such Shares are being purchased for the Holder's own account for investment and not with a view to distribution.

           (b) In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 9, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 9 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 12 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

           (c) The right of the Holder to exercise an Option pursuant to any provision of this Section 9, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 9, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Option Agreement.

    10.  RESTRICTIONS ON ISSUE OF SHARES.

           (a) Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and
       (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

        (1) the Shares with respect to which such Option has been exercised are at the time of the issue of such Shares effectively registered under the Securities Act; or

        (2) a no-action letter in form and substance reasonably satisfactory to the Company with respect to the issuance of such Shares shall have been obtained by the Company from the Securities and Exchange Commission.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

           (b) Each certificate representing Shares issued upon the exercise of an Option will bear restrictive legends which may refer to this Plan.

    11.  PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION.

           (a) Without limiting the generality of Section 10 hereof, if the Shares to be issued upon exercise of an Option granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the Shares issued pursuant to such exercise of the Option as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

           (b) Each Share issued pursuant to the exercise of an Option granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 11 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Stock.

           (c) If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Option shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Option holder, or each holder of Shares acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

    12. WITHHOLDING; NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD.

           (a) Whenever Shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares.

           (b) The Company may require as a condition to the issuance of Shares covered by any Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such Shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Shares covered by an Incentive Option that the party exercising such Incentive Option give a satisfactory written representation promising to make such a remittance.

           (c) The Committee may, at or after grant, permit an Optionee and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the exercise of an Option by delivery to the Company of Shares (including, without limitation, Shares retained from the Option exercise that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

    13. TERMINATION OF ASSOCIATION WITH THE COMPANY. If an Optionee ceases to be an employee, director or consultant of the Company and its Subsidiaries for any reason other than Retirement or death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee enters Retirement or dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's Retirement or death, but only to the extent exercisable at the time of such Optionee's Retirement or death. Options which are not exercisable at the time of termination of such relationship between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that (i) the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option or (ii) the Board, the Committee or any other committee of the Board composed of Outside Directors that are disinterested on the matter, as appropriate, shall at any time adopt specific provisions governing the effect that any such termination shall have on the exercisability of such Option, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 13, control and be deemed to supersede the provisions of this Section 13. For purposes of this Section 13, military or sick leave shall not be deemed a termination of employment, PROVIDED that it does not exceed the longer of 90 days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract.

    14. TRANSFERABILITY OF OPTIONS. Incentive Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee. Nonstatutory Options shall not be transferable; PROVIDED, HOWEVER, that Nonstatutory Options shall be transferable by will or the laws of descent and distribution; and PROVIDED, FURTHER, that Nonstatutory Options may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee. In granting its authorization and permission to any proposed transfer of a Nonstatutory Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. For purposes of this Section 14, the term Nonstatutory Option shall include an Option that was an Incentive Option at the time of grant, but that has been subsequently been disqualified or otherwise lost its status as an Incentive Option. The restrictions on transferability set forth in this Section 14 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 9(b) hereof.

    15. ADJUSTMENT OF NUMBER OF OPTION SHARES. In the event of any stock dividend payable in Stock or any split-up or contraction in the number of Shares prior to the exercise in full of an Option, the number of Shares subject to the Option and the price to be paid for each Share subject to the Option shall be proportionately adjusted. In the event of any reclassification or change of outstanding Stock or in case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares a Holder would have received if he or she had held the full number of Shares subject to the Option immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option. Upon dissolution or liquidation of the Company, the Option shall terminate, but the Holder (if at the time the Optionee is in the employ or retained as a consultant or serving as a director of the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent not theretofore exercised. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event that any adjustment hereunder of the number of Shares covered by the Option shall cause such number to include a fraction of a Share, such number of Shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding Shares of the nature contemplated by this Section 15, the number of Shares available for the purpose of the Plan as stated in Section 4 hereof shall be correspondingly adjusted.

    16. CHANGE IN CORPORATE CONTROL. Upon a Change in Corporate Control, each outstanding Option shall immediately become fully exercisable.

    17. RESERVATION OF STOCK. The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Options reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

    18.  LIMITATION OF RIGHTS IN STOCK; NO SPECIAL EMPLOYMENT OR OTHER
RIGHTS. A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Holder or his agent. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment with, or retention as a consultant, director or advisor to, the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting, directorship or advisory relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

    19. TERMINATION AND AMENDMENT OF THE PLAN. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of the Holder of any Option, adversely affect the rights of such Holder under such Option.

    20. NOTICES AND OTHER COMMUNICATIONS. All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested
(a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 24 Emily Street, Cambridge, Massachusetts 02139, Attention: President or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the Optionee shall also be sent to the Optionee in the manner set forth in this Section 20.

    21. EFFECTIVENESS. This Amended and Restated 1993 Stock Option Plan was approved by the Board of Directors on June 11, 1996, but shall not become effective until and unless the later of (i) the ratification and approval of this Amended and Restated 1993 Stock Option Plan by the stockholders of the Company and (ii) the consummation of the Company's proposed initial public offering. Prior to the effectiveness of this Amended and Restated 1993 Stock Option Plan, the Company's existing Amended and Restated 1993 Stock Option Plan, as amended from time to time prior to the effectiveness of this Amended and Restated 1993 Stock Option Plan, shall remain in full force and effect.

                          CUBIST PHARMACEUTICALS, INC.

                                FIRST AMENDMENT
                                       TO
                  1993 AMENDED AND RESTATED STOCK OPTION PLAN

    This FIRST AMENDMENT (this "Amendment") to the Amended and Restated 1993 Stock Option Plan (the "Plan") of Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), is being adopted by resolution of the Board of Directors at a meeting held on October 30, 1997 (the "Effective Date"), subject to the approval of the stockholders of the Company within one year from the Effective Date. Effective from and after the Effective Date, and subject to obtaining the required stockholder approval, the Plan is hereby amended as follows:

    1. Section 4 of the Plan hereby is amended by replacing the number "1,500,000" in the fifth (5th) line thereof with the number "2,000,000", said amendment being for the purpose of increasing the total number of shares of common stock, $.001 par value per share, that may be subject to options granted under the Plan from 1,500,000 shares to 2,000,000 shares.

    Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

                          CUBIST PHARMACEUTICALS, INC.

                                SECOND AMENDMENT
                                       TO
                  1993 AMENDED AND RESTATED STOCK OPTION PLAN

    This SECOND AMENDMENT (this "Amendment") to the Amended and Restated 1993 Stock Option Plan, as amended (the "Plan"), of Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), is being adopted by resolution of the Board of Directors at a meeting held on December 11, 1998 (the "Effective Date"). Effective from and after the Effective Date, the Plan is hereby amended as follows:

        1. Section 16 of the Plan hereby is amended by adding the following sentence at the end of the paragraph: "With respect to Options granted after January 1, 1999, the Committee shall have the discretion to exclude any event from being deemed a Change in Corporate Control for the purposes of the preceding sentence."

    Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

                          CUBIST PHARMACEUTICALS, INC.

                                THIRD AMENDMENT
                                       TO
                  1993 AMENDED AND RESTATED STOCK OPTION PLAN

    This THIRD AMENDMENT (this "Amendment") to the Amended and Restated 1993 Stock Option Plan, as amended (the "Plan"), of Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), is being adopted by resolution of the Board of Directors at a meeting held on September 25, 1999 (the "Effective Date"). Effective from and after the Effective Date, the Plan is hereby amended as follows:

        1. Section 6 of the Plan hereby is amended by deleting Section 6 in its entirety and inserting in its place the following, said amendment being for the purpose of making directors eligible to receive Awarded Options.

           6. ELIGIBILITY. An Awarded Option may be granted only to an employee or Eligible Director of officer of or consultant to one or more of the Company and its Subsidiaries, PROVIDED that Incentive Options may be granted only to an employee (including an officer that is an employee) of the Company or one or more of its Subsidiaries. Each Eligible Director shall receive Formula Options pursuant to Section 8 hereof. Subject to adjustment pursuant to Section 15 hereof, no person in any year may be granted Options with respect to more than 500,000 Shares.

        2. Section 8.1 of the Plan hereby is amended by replacing the reference therein to "7,000 Shares" with "15,000 Shares", said amendment being for the purpose of increasing the number of Shares subject to the Nonstatutory Option granted to Directors elected for the first on the Formula Grant Date.

        3. Section 8.2 of the Plan hereby is amended by replacing the reference therein to "700 Shares" with "2,000 Shares", said amendment being for the purpose of increasing the number of Shares subject to the Nonstatutory Option granted to Directors on the business day immediately following the annual meeting of stockholders of the Company.

    Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Plan are hereby ratified and confirmed and shall remain in full force and effect. The Plan and this Amendment shall be read and construed together as a single instrument.

                              [FORM OF PROXY CARD]

                          CUBIST PHARMACEUTICALS, INC.
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

               2000 ANNUAL MEETING OF STOCKHOLDERS ON MAY 16, 2000

         The undersigned hereby appoints Scott M. Rocklage and Justin P. Morreale and each of them proxies, each with power of substitution, to vote at the 2000 Annual Meeting of Stockholders of CUBIST PHARMACEUTICALS, INC. to be held on May 16, 2000 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot on the reverse side on the matters listed on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF ADOPTION AND APPROVAL OF THE AMENDMENT TO THE CORPORATION'S AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING IN THE APPOINTED PROXIES' DISCRETION.

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      SEE REVERSE                          CONTINUED AND TO BE SIGNED ON REVERSE SIDE                    SEE REVERSE
          SIDE                                                                                                   SIDE
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


------------------------------------                             ------------------------------
VOTE BY TELEPHONE                                                VOTE BY INTERNET

------------------------------------                             ------------------------------

It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is
immediately Call Toll-Free on a Touch-Tone Phone                 confirmed and posted.

1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:                                    Follow these four easy steps:

   1. Read the accompanying Proxy                                     1. Read the accompanying Proxy
Statement/Prospectus and Proxy Card.                                  Statement/Prospectus and Proxy Card.

   2.    Call the toll-free number                                    2. Go to the website: 1-877-PRX-VOTE
         (1-877-779-8683)                                                http://www.eproxyvote.com/cbst

   3. Enter your 14-digit Voter Control Number                        3. Enter your 14-digit Voter Control Number located on your
      located on your Proxy Card above your name.                        Proxy Card above your name.

   4. Follow the recorded instructions.                               4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                                          YOUR VOTE IS IMPORTANT!
CALL 1-877-PRX-VOTE ANYTIME!                                     GO TO HTTP://WWW.EPROXYVOTE.COM/CBST!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE CORPORATION'S AMENDED AND RESTATED 1993 STOCK OPTION PLAN.

1.    Class I Directors

      Nominees:   John Zabriskie, Ph.D.,  Trudie Resch
                           David M. Martin, Jr., Ph.D.

         /_/ FOR all nominees listed above  /_/ WITHHELD from all nominees

         /_/

                  For all nominees except as noted above

2. Ratification of the adoption and approval of amendment to the Corporation's Amended and Restated 1993 Stock Option Plan.

                      FOR           AGAINST          ABSTAIN

                        / /                      / /                         / /

         The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2000 Annual Meeting of Stockholders and related Proxy Statement.

Please date, sign as name appears below, and return this proxy in the enclosed envelope, whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

Executors, administrators, trustees, custodians, etc. should indicate capacity in which signing. When stock is held in the name of more than one person, each person should sign the proxy.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 |_|

                                            Date:                         , 2000
                                                 _________________________

                                            Please
                                            Sign

                                            Here:
                                                 _________________________